Exhibit 10.4

Confidential

CALL OPTION AGREEMENT

AMONG

Xianbin MENG,
Xiaobo SHEN,
HANGZHOU MYL COMMERCIAL SERVICE CO., LTD.
AND
HANGZHOU MYL BUSINESS ADMINISTRATION CONSULTING CO., LTD.

May 1, 2009

CALL OPTION AGREEMENT

This CALL OPTION AGREEMENT (this "AGREEMENT") is entered into in Hangzhou of the People's Republic of China (the "PRC") as of MAY 1, 2009 by and among the following Parties:

(1) Xianbin MENG
Address: Xianjin Village, Tielu Town, Langao County, Shanxi Province, PRC
Identity Card Number: 612426198009283412

(2) Xiaobo SHEN
Address:40 Lane No.1025, Liuying Rd., Zhabei District, Shanghai, PRC
Identity Card Number: 310108198606112011

(3) Hangzhou MYL Commercial Service Co., Ltd. (Hereinafter "Hangzhou MYL Commercial)
Registered Address: Room 603, 260 South Hushu Rd., Gongshu District; Hangzhou, Zhejiang, PRC
Legal Representative: Xianbin MENG

(4) Hangzhou MYL Business Administration Consulting Co., Ltd..( "Hangzhou MYL Consulting")
Registered Address: Room 604, 260 South Hushu Rd., Gongshu District; Hangzhou, Zhejiang, PRC
(12)	Legal Representative: Kaien LIANG

Xianbin MENG and Xiaobo SHEN hereinafter shall be individually referred to as a "PERSONAL SHAREHOLDER" and collectively, the "PERSONAL SHAREHOLDERS". The Personal Shareholders and HANGZHOU MYL COMMERCIAL hereinafter individually referred to as a "SHAREHOLDER" and collectively, the "SHAREHOLDERS". The Shareholders and HANGZHOU MYL CONSULTING hereinafter shall be individually referred to as a "PARTY" and collectively referred to as the "PARTIES".

WHEREAS

(1)           Xianbin MENG and Xiaobo SHEN are the registered shareholders of HANGZHOU MYL COMMERCIAL, legally holding all the equity in HANGZHOU MYL COMMERCIAL, of which Xianbin MENG holding 70% interest and Xiaobo SHEN 30%.

(2)           The Shareholders intend to transfer to Hangzhou MYL Consulting, and Hangzhou MYL Consulting is willing to accept, all their respective equity interest in the Target Companies (as defined below), to the extent not violating PRC Law.

(3)           In order to conduct the above equity transfer, the Shareholders agree to jointly grant Hangzhou MYL Consulting an irrevocable call option for equity transfer (hereinafter the "CALL OPTION"), under which and to the extent permitted by PRC Law, the Shareholders shall on demand of Hangzhou MYL Consulting transfer the Option Equity (as defined below) to Hangzhou MYL Consulting and/or any other entity or individual designated by it in accordance with the provisions contained herein.

(4)           HANGZHOU MYL COMMERCIAL intends to transfer to Hangzhou MYL Consulting all of its assets and liabilities to the extent not violating PRC Law. In order to conduct the above asset transfer, HANGZHOU MYL COMMERCIAL agrees to grant Hangzhou MYL Consulting an irrevocable call option for assets (hereinafter the "ASSET CALL OPTION"), under which and to the extent as permitted by PRC Law, HANGZHOU MYL COMMERCIAL shall on demand of Hangzhou MYL Consulting transfer the assets and liabilities to Hangzhou MYL Consulting and/or any other entity or individual designated by it in accordance with the provisions contained herein.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

ARTICLE 1  - DEFINITION

1.1           Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

"OPTION EQUITY" shall mean, in respect of each of the Shareholders, all of the equity interest held thereby in the Target Company Registered Capital (as defined below).

"TARGET COMPANY" shall mean, to Xianbin MENG and Xiaobo SHEN, HANGZHOU MYL COMMERCIAL; and to HANGZHOU MYL COMMERCIAL, any and all of its Subsidiaries to be established.

"TARGET COMPANY REGISTERED CAPITAL" shall mean the registered capital of HANGZHOU MYL COMMERCIAL as of the execution date of this Agreement, i.e., RMB60, 000,000, and the registered capital of each Target Company, which shall include any expanded registered capital as the result of any capital increase within the term of this Agreement.

"TRANSFERRED EQUITY" shall mean the equity of Target Company which Hangzhou MYL Consulting has the right to require the Shareholders to transfer to it or its designated entity or individual when Hangzhou MYL Consulting exercises its Call Option (hereinafter the "EXERCISE OF OPTION") in accordance with Article 3.2herein, the amount of which may be all or part of the Option Equity and the details of which shall be determined by Hangzhou MYL Consulting at its sole discretion in accordance with the then valid PRC Law and from its commercial consideration.

"TRANSFER PRICE" shall mean all the consideration that Hangzhou MYL Consulting or its designated entity or individual is required to pay to the Shareholders in order to obtain the Transferred Equity upon each Exercise of Option. In spite of any provision herein, in case of Hangzhou MYL Consulting exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the owners. The shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize Hangzhou MYL Consulting and its designated entity or individual to sign on his or her behalf and hereby gives the Hangzhou MYL Consulting and its designated entity or individual a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.If there exists any regulatory provision with respect to Transfer Price under the then PRC Law, Hangzhou MYL Consulting or its designated entity or individual shall be entitled to determine the lowest price permitted by PRC Law as the Transfer Price.

"BUSINESS PERMITS" shall mean any approvals, permits, filings, registrations etc. which HANGZHOU MYL COMMERCIAL is required to have for legally and validly operating its business education sector, including but not limited to the Business License of the Corporate Legal Person, the Tax Registration Certificate, and such other relevant licenses and permits as required by the then PRC Law.

"TARGET COMPANY ASSETS" shall mean, in respect of any Target Company, all the tangible and intangible assets which such Target Company owns or has the right to use during the term of this Agreement, including but not limited to any immoveable and moveable assets, and such intellectual property rights as trademarks, copyrights, patents, proprietary know-how, domain names and software use rights.

" THE EXCLUSIVE SERVICE AGREEMENT" shall mean the Exclusive Service Agreement entered into among each Target Company l dated MAY 1, 2009.

"MATERIAL AGREEMENT" shall mean an agreement to which any Target Company is a party and which has a material impact on the businesses or assets of the Target Company, including but not limited to the Exclusive Service Agreement among the Target Company and Hangzhou MYL Consulting, and other agreements regarding the Target Company's business education business.

1.2           The references to any PRC Law herein shall be deemed

(1)           to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

(2)           to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3           Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

ARTICLE 2  -GRANT OF CALL OPTION

The Parties agree that the Shareholders exclusively grant Hangzhou MYL Consulting hereby irrevocably and without any additional conditions with a Call Option, under which Hangzhou MYL Consulting shall have the right to require the Shareholders to transfer the Option Equity to Hangzhou MYL Consulting or its designated entity or individual in such method as set out herein and as permitted by PRC Law. Hangzhou MYL Consulting also agrees to accept such Call Option.

in case of Hangzhou MYL Consulting exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the HANGZHOU MYL COMMERCIAL and Shareholders. HANGZHOU MYL COMMERCIAL and Shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or her behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 3  - METHOD OF EXERCISE OF OPTION

3.1           To the extent permitted by PRC Law, Hangzhou MYL Consulting shall have the sole discretion to determine the specific time, method and times of its Exercise of Option.

3.2           If the then PRC Law permits Hangzhou MYL Consulting and/or other entity or individual designated by it to hold all the equity interest of Target Company, then Hangzhou MYL Consulting shall have the right to elect to exercise all of its Call Option at once, where Hangzhou MYL Consulting and/or other entity or individual designated by it shall accept all the Option Equity from the Shareholders at once;
 if the then PRC Law permits Hangzhou MYL Consulting and/or other entity or individual designated by it to hold only part of the equity in Target Company, Hangzhou MYL Consulting shall have the right to determine the amount of the Transferred Equity within the extent not exceeding the upper limit of shareholding ratio set out by the then PRC Law (hereinafter the "SHAREHOLDING LIMIT"), where Hangzhou MYL Consulting and/or other entity or individual designated by it shall accept such amount of the Transferred Equity from the Shareholders. In the latter case, Hangzhou MYL Consulting shall have the right to exercise its Call Option at multiple times in line with the gradual deregulation of PRC Law on the permitted Shareholding Limit, with a view to ultimately acquiring all the Option Equity.

3.3           At each Exercise of Option by Hangzhou MYL Consulting, each of the Shareholders shall transfer their respective equity in the Target Company to Hangzhou MYL Consulting and/or other entity or individual designated by it respectively in accordance with the amount required in the Exercise Notice stipulated in Article 3.5.  Hangzhou MYL Consulting and other entity or individual designated by it shall pay the Transfer Price to each of the Shareholders who has transferred the Transferred Equity for the Transferred Equity accepted in each Exercise of Option. Hangzhou MYL Consulting shall have the right to elect to pay the purchase price by settlement of certain credits held by it or its affiliates to the shareholders.

3.4           In each Exercise of Option, Hangzhou MYL Consulting may accept the Transferred Equity by itself or designate any third party to accept all or part of the Transferred Equity.

3.5           On deciding each Exercise of Option, Hangzhou MYL Consulting shall issue to the Shareholders a notice for exercising the Call Option (hereinafter the "EXERCISE NOTICE", the form of which is set out as Appendix I hereto). The Shareholders shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity in accordance with the Exercise Notice to Hangzhou MYL Consulting and/or other entity or individual designated by Hangzhou MYL Consulting in such method as described in Article 3.3 herein.

3.6           The Shareholders hereby severally undertake and guarantee that once Hangzhou MYL Consulting issues the Exercise Notice in respect to the specific Transferred Equity of the Target Company held by it:

 (1)           it shall immediately hold or request to hold a shareholders' meeting  of the Target Company and adopt a resolution through the  shareholders' meeting, and take all other necessary actions to agree  to the transfer of all the Call Option to Hangzhou MYL Consulting  and/or other entity or individual designated by it at the Transfer  Price and waive the possible preemption;

 (2)           it shall immediately enter into an equity transfer agreement with  Hangzhou MYL Consulting and/or other entity or individual designated  by it for transfer of all the Transferred Equity to Hangzhou MYL Consulting and/or other entity or individual designated by it at the  Transfer Price; and

(3)            it shall provide Hangzhou MYL Consulting with necessary support (including providing and executing all the relevant legal documents, processing all the procedures for government approvals and registrations and bearing all the relevant obligations) in accordance with the requirements of Hangzhou MYL Consulting and of the laws and regulations, in order that Hangzhou MYL Consulting and/or other entity or individual designated by it may take all the Transferred Equity free from any legal defect.

3.7           At the meantime of this Agreement, the Shareholders shall respectively enter into a power of attorney (hereinafter the "POWER OF ATTORNEY", the form of which is set out as Appendix II hereto), authorizing in writing any person designated by Hangzhou MYL Consulting to, on behalf of such Shareholder, to enter into any and all of the legal documents in accordance with this Agreement so as to ensure that Hangzhou MYL Consulting and/or other entity or individual designated by it take all the Transferred Equity free from any legal defect. Such Power of Attorney shall be delivered for custody by Hangzhou MYL Consulting and Hangzhou MYL Consulting may, at any time if necessary, require the Shareholders to enter into multiple copies of the Power of Attorney respectively and deliver the same to the relevant government department.

ARTICLE 4 - ASSET CALL OPTION

HANGZHOU MYL COMMERCIAL and the Personal Shareholders hereby further undertake to grant Hangzhou MYL Consulting irrevocably an option to purchase assets within the term of this Agreement: to the extent not violating the mandatory requirements under PRC Law, HANGZHOU MYL COMMERCIAL will transfer all of its assets and liabilities to Hangzhou MYL Consulting and/or other entity or individual designated by it when required by Hangzhou MYL Consulting.

In case of the Hangzhou MYL Consulting exercising the Asset Call Option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the HANGZHOU MYL COMMERCIAL and Shareholders. HANGZHOU MYL COMMERCIAL and Shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or her behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 5  - REPRESENTATIONS AND WARRANTIES

5.1           Each of the Shareholders hereby severally represents and warrants in respect to it self and the Target Company in which he holds equity as follows:

5.1.1        Each of the Personal Shareholders is a PRC citizen with full capacity, with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party.

Each of the Personal Shareholders has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

5.1.2       This Agreement is executed and delivered by Personal Shareholders legally and properly. This Agreement constitutes the legal and binding obligations on Personal Shareholders and is enforceable on it in accordance with its terms and conditions. The Personal Shareholders are the registered legal owner of the Option Equity as of the effective date of this Agreement, and except the rights created by this Agreement, the Shareholders' Voting Rights Proxy Agreement entered into by Personal Shareholders, Hangzhou MYL Consulting and their respective Target Company dated MAY 1, 2009 (the "PROXY AGREEMENT"), the Equity Pledge Agreement entered into by it, Hangzhou MYL Consulting, the Target Company dated MAY 1, 2009 (the "EQUITY PLEDGE AGREEMENT"), there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, Hangzhou MYL Consulting and/or other entity or individual designated by it may, after the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.1.3        Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of business education and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

5.2           HANGZHOU MYL COMMERCIAL hereby represents and warrants in respect to it self and the Target Company in which it holds equity as follows:

5.2.1        HANGZHOU MYL COMMERCIAL is a limited liability company operation duly registered and validly existing under PRC Law, with independent status as a legal person; HANGZHOU MYL COMMERCIAL has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.2.2        HANGZHOU MYL COMMERCIAL has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

5.2.3        This Agreement is executed and delivered by HANGZHOU MYL COMMERCIAL legally and properly. This Agreement constitutes legal and binding obligations on it.

5.2.4        HANGZHOU MYL COMMERCIAL is the registered legal shareholder of the Option Equity when this Agreement comes into effect, except the rights created by this Agreement, the Proxy Agreement, the Equity Pledge Agreement, there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, Hangzhou MYL Consulting and/or other entity or individual designated by it may, upon the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.2.5       Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of business education and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

The remaining shareholders of the Target Companies set out in Appendix I hereto have given written approvals regarding the content of this Agreement and have irrevocably undertaken, upon  the Exercise of Option by HANGZHOU MYL COMMERCIAL of Option Equity  in accordance with this Agreement, to respectively waive possible  rights of preemption and offer necessary assistance.

5.3           Hangzhou MYL Consulting hereby represents and warrants as follows:

5.3.1        Hangzhou MYL Consulting is a company with limited liability properly  registered and legally existing under PRC Law, with an independent  status as a legal person. Hangzhou MYL Consulting has full and independent legal status and legal capacity to execute, deliver and  perform this Agreement and may act independently as a subject of  actions.

5.3.2        Hangzhou MYL Consulting has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

ARTICLE 6  - UNDERTAKINGS BY THE SHAREHOLDERS

6.1           The Shareholders hereby individually undertake within the term of this Agreement that it must take all necessary measures to ensure that Target Company is able to obtain all the Business Permits necessary for its business in a timely manner and all the Business Permits remain in effect at any time.

6.2           The Shareholders hereby individually undertake within the term of this Agreement that without the prior written consent by Hangzhou MYL Consulting,

6.2.1         no Shareholders shall transfer or otherwise dispose of any Option Equity or create any encumbrance or other third party rights on any Option Equity;

6.2.2         it shall not increase or decrease the Target Company Registered Capital or cast affirmative vote regarding the aforesaid increase or decrease in registered capital;

6.2.3         it shall not dispose of or cause the management of Target Company to dispose of any of the Target Company Assets (except as occurs during the arm's length operations);

6.2.4         it shall not terminate or cause the management of Target Company to terminate any Material Agreements entered into by Target Company, or enter into any other Material Agreements in conflict with the existing Material Agreements;

6.2.5         it shall not individually or collectively cause each Target Company to conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to and approved by Hangzhou MYL Consulting in writing);

6.2.6         it shall not appoint or cancel or replace any executive directors or members of board of directors (if any), supervisors or any other management personnel of Target Company to be appointed or dismissed by the Shareholders;

6.2.7         it shall not announce the distribution of or in practice release any distributable profit, dividend or share profit or cast affirmative votes regarding the aforesaid distribution or release;

6.2.8         it shall ensure that Target Company shall validly exist and prevent it from being terminated, liquidated or dissolved;

6.2.9         it shall not amend the Articles of Association of Target Company or cast affirmative votes regarding such amendment;

6.2.10       it shall ensure that Target Company shall not lend or borrow any money, or provide guarantee or engage in security activities in any other forms, or bear any substantial obligations other than on the arm's length basis; and

6.2.11      If it acquires any equity interest of a new business education company other than the Target Company within the term of this Agreement and such new business education company's business relies on the service provided by Hangzhou MYL Consulting and/or Focus Media Digital, it shall grant Hangzhou MYL Consulting Transferred Option in respect to the equity interest held by it in such business education company subject to and upon the same terms and conditions of this Agreement.

6.3           The Shareholders hereby individually undertake that it must make all its efforts during the term of this Agreement to develop the business of Target Company, and ensure that the operations of Target Company are legal and in compliance with the regulations and that it shall not engage in any actions or omissions which might harm the Target Company Assets or its credit standing or affect the validity of the Business Permits of Target Company.

6.4        Without limiting the generality of Article 6.3 above, considering the fact that each Shareholder of each Target Company sets aside all the equity interest held thereby in each Target Company as security to secure the performance by each Target Company of the obligations under the Exclusive Service Agreement, the performance of such Shareholder of the obligations under the Proxy Agreement, the Shareholder undertakes to, within the term of this Agreement, make full and due performance of any and all of the obligations on the part thereof under the Proxy Agreement, and to procure the full and due performance of each Target Company of any and all of its obligations under the Exclusive Service Agreement and warrants that no adverse impact on exercising the rights under this Agreement by Hangzhou MYL Consulting will be incurred due to the breach by the Shareholder of the Proxy Agreement or the breach of the Target Company of the Exclusive Service Agreement.

6.5         HANGZHOU MYL COMMERCIAL undertakes that, before Hangzhou MYL Consulting’s Exercise of Option and acquire all equity of HANGZHOU MYL COMMERCIAL, HANGZHOU MYL COMMERCIAL shall not do the following:

6.5.1      Sell, transfer, mortgage or dispose by other way any assets, business, revenue or other legal rights of its own or any Target Company, or permit creating any encumbrance or other third party's interest on such assets, business, revenue or other legal rights (except as occurs during the arm's length or operations or daily operation, or as is disclosed to Hangzhou MYL Consulting and approved by Hangzhou MYL Consulting in writing);

6.5.2      conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to Hangzhou MYL Consulting and approved by Hangzhou MYL Consulting in writing);

6.5.3       release any dividend or share profit to the Personal Shareholders or cause the Target Company to do so in any form.

ARTICLE 7  - CONFIDENTIALITY

7.1         Notwithstanding the termination of this Agreement, the Shareholders shall be obligated to keep in confidence the following information (hereinafter collectively the "CONFIDENTIAL INFORMATION"):(i)information on the execution, performance and the contents of this Agreement;(ii)the trade secret, proprietary information and customer information in relation to Hangzhou MYL Consulting known to or received by it as the result of execution and performance of this Agreement; and(iii)the trade secrets, proprietary information and customer information in relation to Target Company known to or received by it as the shareholder of Target Company.

The Shareholders may use such Confidential Information only for the purpose of performing its obligations under this Agreement. No Shareholders shall disclose the above Confidential Information to any third parties without the written consent from Hangzhou MYL Consulting, or they shall bear the default liability and indemnify the losses.

7.2         Upon termination of this Agreement, both Shareholders shall, upon demand by Hangzhou MYL Consulting, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

7.3           Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 8  - TERM OF AGREEMENT

8.1           This Agreement shall take effect as of the date of formal execution by the Parties. For each Shareholder, this Agreement shall terminate in respect to such Shareholder when all the Option Equity of all the Target Company held by him is legally transferred and registered under the name of Hangzhou MYL Consulting and/or other entity or individual designated by it in accordance with the provisions of this Agreement.

8.2           After termination of this Agreement in respect to such Shareholder according to Article 8.1 above, this Agreement continues to be fully valid in respect to other Shareholders.

ARTICLE 9 – NOTICE

9.1           Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2           The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

ARTICLE 10  - LIABILITY FOR BREACH OF CONTRACT

10.1           The Parties agree and confirm that, if any Party (the “DEFAULTING PARTY”) breaches substantially any provision hereof, or fails substantially to perform any of the obligations hereunder, such breach or failure shall constitute a default hereunder ( “DEFAULT”), then the non-defaulting Party shall have the right to require the Defaulting Party to make remedy within a reasonably specified period. If the Defaulting Party fails to make remedy within such reasonable period or within ten (10) days after the non-defaulting Party notifying the Defaulting Party in writing and requiring it to make remedy, then the non-defaulting Party shall have the right, at its sole discretion, to (1) terminate this Agreement and require the Defaulting Party to keep it fully indemnified; or (2) to demand the enforcement of the Defaulting Party’s obligations hereunder and require the Defaulting Party to keep it fully indemnified.

10.2           Without limiting the generality of Article 10.1, any breach of the Proxy Agreement, the Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; and any breach by Target Company of any provision in the Exclusive Service Agreement, if attributable to the failure of any Shareholder to perform the obligations thereof under Article 6.4 hereof, shall be deemed as having constituted the breach by such Shareholder of this Agreement.

10.3           The Parties agree and confirm that in no circumstances shall the Shareholders request the termination of this Agreement for any reason, except otherwise stipulated by law or this Agreement.

10.4           Notwithstanding any other provisions herein, this Article shall survive the suspension or termination of this Agreement.

ARTICLE 11  - MISCELLANEOUS

11.1           This Agreement shall be made in Chinese and English in quadruplicate, with each involved Party holding one (1) copy hereof.

11.2           The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by PRC Law.

11.3           Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

11.4           Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

11.5           Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

11.6           The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

11.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

11.8            Upon execution, this Agreement shall substitute any other legal documents previously executed by the Parties on the same subject.

11.9            Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, in case the amendment or supplement to this Agreement is intended to have impact upon one of the Shareholders, such amendment or supplement requires the approval of such Shareholder only and it is not required to obtain the approval from the other ones of the Shareholders (to the extent the amendment or supplement do not have impact upon such other Shareholders).

11.10           Without prior written consent by Hangzhou MYL Consulting, the Shareholders shall not transfer to any third party any of its right and/or obligation under this Agreement, Hangzhou MYL Consulting shall have the right to transfer to any third party designated by it any of its right and/or obligation under this Agreement after notice to the Shareholders.

11.11           This Agreement shall be binding on the legal successors of the Parties.

Notwithstanding any provision to the contrary in this Agreement, in case of the event stipulated under Article 6.2.10, the relevant Shareholder shall, upon request by Hangzhou MYL Consulting, procure that such new business education company should be included as a Target Company defined hereunder and that the all the equity interest held by such Shareholder in such new business education company shall become the Option Equity defined hereunder, by signing the acknowledgement letter in substantially the form attached hereto as Appendix III. Considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, the arrangement procuring that the equity interest in such new business education company becoming the Option Equity will have no impact on the rights or obligations of the other Shareholders, the above arrangement requires written confirmation of Hangzhou MYL Consulting and the relevant Shareholder only. The other Shareholders hereto hereby grant irrevocable and unconditional waiver in respect to such arrangement, and further acknowledge that the relevant Shareholder should not be obligated to obtain approval from them when he or it make the equity interest held by him or it Option Equity.

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(EXECUTION PAGE)

IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first above mentioned.

Xianbin MENG

Signature by: /s/

Xiaobo SHEN

Signature by: /s/

Hangzhou MYL Commercial Service Co., Ltd.

Signed by: /s/
Name:
Position:

Hangzhou MYL Business Administration Consulting Co., Ltd.
Name:
Position:

APPENDIX I:

FORMAT OF THE OPTION EXERCISE NOTICE

To:

As our company and you/your company and other relevant parties signed an Call Option Agreement as of May 1, 2009 ("OPTION AGREEMENT"), and reached an agreement that you/your company shall transfer the equity you/your company hold in Hangzhou MYL Commercial Service Co., Ltd. ("TARGET COMPANY") to our company or any third parties designated by our company on demand of our company to the extent as permitted by PRC Law and regulations,

Therefore, our company hereby gives this Notice to you/your as follows:

Our company hereby requires to exercise the Call Option under the Option Agreement and ______________________________ designated by our company shall accept the equity you/your company hold accounting for ______% of the Registered Capital ("PROPOSED ACCEPTED EQUITY") of Hangzhou MYL Commercial Service Co., Ltd.. You/Your company is required to forthwith transfer all the Proposed Accepted Equity to ____________________________ upon receipt of this Notice in accordance with the agreed terms in the Option Agreement.

Best regards,

Hangzhou MYL Business Administration Consulting Co., Ltd.

Authorized Representative:

Date:

APPENDIX II:

FORM OF THE POWER OF ATTORNEY

I/We, the undersigned, __________________, hereby irrevocably authorize __________________ Identity card No. __________________, as the authorized representative of me/us, to sign the Equity Transfer Agreement and other relevant legal documents between me/us and Hangzhou MYL Business Administration Consulting Co., Ltd. regarding the Equity Transfer of Hangzhou MYL Commercial Service Co., Ltd.

Signature:

Date:

APPENDIX III:
ACKNOWLEDGEMENT LETTER

I/We, the undersigned,
Name:              ID Card number:______                 (for an individual), or

Name:              registered address                        (for an entity)

as an independent party, hereby agree to grant Hangzhou MYL Business Administration Consulting Co., Ltd.( "HANGZHOU MYL CONSULTING ") with an irrevocable equity Call Option ("CALL OPTION") in respect to ___% of the equity share of                            (hereinafter the "NEW TARGET COMPANY") held by me/us.

By signing this Acknowledgement Letter, the New Target Company and the newly increase equity share shall be the "Target Company" and "Option Equity" defined under the Call Option Agreement ("CALL OPTION AGREEMENT") entered into between Hangzhou MYL Consulting, other relevant parties, and me/us dated May 1, 2009;

and I/we immediately make the same representations and warranties in respect of the New Target Company and relevant equity Call Option as I/we made under the Call Option Agreement in respect of the defined Target Company and Call Option.

NAME OF THE SHAREHOLDER/NAME OF THE COMPANY

Signed by:
Name:
Position:

Hangzhou MYL Business Administration Consulting Co., Ltd.

Signed by:
Name:
Position: